UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

PeopleSupport, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-115328	95-4695021
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Glendon Ave., Suite 1250 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 824-6200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01       Other Events.

On October 26, 2004, PeopleSupport, Inc. issued a press release announcing that the underwriters of its initial public offering of common stock have purchased 603,000 additional shares of common stock from PeopleSupport pursuant to their over-allotment option. A copy of this press release is being furnished as an exhibit to this report on Form 8-K.

The information contained in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9. Financial Statements and Exhibits

Item 9.01(c) Exhibits.

Exhibit	Description
99.1	Press Release dated October 26, 2004 entitled: “PeopleSupport Announces Over-Allotment Exercise for 603,000 Shares.”

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 26, 2004	PeopleSupport, Inc. a Delaware corporation
	By:	/s/ Lance Rosenzweig
Chief Executive Officer, and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated October 26, 2004 entitled: “PeopleSupport Announces Over-Allotment Exercise for 603,000 Shares.”